
                                                            Exhibit 99.77Q3

Registrant Name:  American Century World Mutual Funds, Inc.
File Number: 811-06247
Registrant CIK Number: 0000872825

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD,
72EE, 73A, 74U and 74V.  The complete answers are as follows:

Item 15

Custodian:                                                             Sub-Custodian:
J.P. Morgan Chase & Company                                                   See Attachment A

                                    Attachment A
a.       Foreign Subcustodians:

Country                                                                Foreign Subcustodian

ARGENTINA                                                                JPMorgan Chase Bank
                                                                         Buenos Aires
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                                                                Australia and New Zealand Banking Group Ltd.
                                                                         Melbourne
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                                                                  National Bank of Bahrain
                                                                         Manama
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH                                                               Standard Chartered Bank
                                                                         Dhaka
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                                                                  The Bank of Bermuda Limited
                                                                         Hamilton
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                                                                 Barclays Bank of Botswana Limited
                                                                         Gaborone
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                                                                   Citibank, N.A..
                                                                         Sao Paulo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                                                                 ING Bank N.V.
                                                                         Sofia
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                                                                   Royal Bank of Canada
                                                                         Toronto
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Royal Bank of Canada
                                                                         Toronto
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                                                                    Citibank, N.A
                                                                         Santiago
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI                                                         Citibank, N.A.
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN                                                         JPMorgan Chase Bank
                                                                         Hong Kong
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                                                                 Cititrust Colombia S.A. Sociedad Fiduciaria
                                                                         Santa Fe de Bogota
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                                                                  Privredna banka Zagreb d.d.
                                                                         Zagreb
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                                                                   The Cyprus Popular Bank Ltd.
                                                                         Nicosia
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC                                                           Ceskoslovenska obchodni banka, a.s.
                                                                         Prague
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                                                                  Nordea Bank Danmark A/S
                                                                         Copenhagen
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ECUADOR                                                                  Citibank, N.A.
                                                                         Quito
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                                                                    Citibank, N.A.
                                                                         Cairo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                                                                  Esti Uhispank
                                                                         Tallinn
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                                                                   J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                                                                    Barclays Bank of Ghana Limited
                                                                         Accra
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                                                                   J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                                                                JPMorgan Chase Bank
                                                                         Hong Kong
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                                                                  ING Bank Rt.
                                                                         Budapest
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                                                                  Islandsbanki-FBA
                                                                         Reykjavik
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                                                                    The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Mumbai
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Mumbai
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Jakarta
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                                                                   Bank Leumi le-Israel B.M.
                                                                         Tel Aviv
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                                                                    J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IVORY COAST                                                              Societe Generale
                                                                         Paris
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAMAICA                                                                  FirstCaribbean International Trust and
                                                                         Merchant Bank (Jamaica) Limited
                                                                         Kingston
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                                                                    JPMorgan Chase Bank
                                                                         Tokyo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                         Tokyo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                                                                   Arab Bank Plc
                                                                         Amman
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN                                                               ABN AMRO Bank Kazakhstan
                                                                         Almaty
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                                                                    Barclays Bank of Kenya Limited
                                                                         Nairobi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                                                                   Hansabanka
                                                                         Riga
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                                                                  JPMorgan Chase Bank
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                                                                Vilniaus Bankas AB
                                                                         Vilnius
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG                                                               J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                                                                 HSBC Bank Malaysia Berhad
                                                                         Kuala Lumpur
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                                                                    HSBC Bank Malta p.l.c.
                                                                         Valletta
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Port Louis
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                                                                   Banco J.P. Morgan, S.A.
                                                                         Mexico, D.F
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Banco Nacional de Mexico, S.A.
                                                                         Mexico, D.F
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                                                                  Banque Commerciale du Maroc S.A.
                                                                         Casablanca
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                                                                  Standard Bank of Namibia Limited
                                                                         Windhoek
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS                                                              J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND                                                              National Bank of New Zealand
                                                                         Wellington
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA*                                                                The Standard Bank of South Africa Limited
                                                                         Johannesburg
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                                                                   Den norske Bank ASA
                                                                         Oslo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                                                                     Oman Arab Bank
                                                                         Muscat
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                                                                 Citibank, N.A.
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Deutsche Bank AG
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                                                                     Banco de Credito del Peru
                                                                         Lima
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Manila
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                                                                   Bank Rozwoju Eksportu S.A.
                                                                         Warsaw
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                                                                 J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                                                                  ING Bank N.V.
                                                                         Bucharest
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                                                                 JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                                                                Oversea-Chinese Banking Corporation
                                                                         Singapore
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC                                                          Vseobecno Uverova Banka S.A.
                                                                         Bratislava
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                                                                 Bank Austria Creditanstalt d.d. Ljubljana
                                                                         Ljubljana
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA                                                             The Standard Bank of South Africa Limited
                                                                         Johannesburg
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Seoul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Seoul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                                                                    J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Colombo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                                                                   Svenska Handelsbanken
                                                                         Stockholm
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND                                                              UBS AG
                                                                         Zurich
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                                                                   JPMorgan Chase Bank
                                                                         Taipei
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Taipei
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                                                                 Standard Chartered Bank
                                                                         Bangkok
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                                                                  Banque Internationale Arabe de Tunisie, S.A.
                                                                         Tunis
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                                                                   JPMorgan Chase Bank
                                                                         Istanbul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                                                                ING Bank Ukraine
                                                                         Kiev
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E.                                                                   The National Bank of Abu Dhabi
                                                                         Abu Dhabi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                                                                     National Westminster Bank
                                                                         London
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                                                                  BankBoston, N.A
                                                                         Montevideo.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                                                                   JPMorgan Chase Bank
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                                                                Citibank, N.A.
                                                                         Caracas
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                                                                  The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Ho Chi Minh City
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                                                                   Barclays Bank of Zambia Limited
                                                                         Lusaka
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                                                                 Barclays Bank of Zimbabwe Limited
                                                                         Harare
------------------------ ----------------------------------------------- ------------------------------------------------



Series No. 1

---------------------------- ----------------------------- ------------------ -------------
                             Investor, A, B, C & R         Institutional
---------------------------- ----------------------------- ------------------ -------------
---------------------------- ----------------------------- ------------------ -------------
Strategy Assets ............
---------------------------- ----------------------------- ------------------ -------------
---------------------------- ----------------------------- ------------------ -------------
First $1 billion             1.50%                         1.30%
---------------------------- ----------------------------- ------------------ -------------
---------------------------- ----------------------------- ------------------ -------------
Next $1 billion              1.20%                         1.00%
---------------------------- ----------------------------- ------------------ -------------
---------------------------- ----------------------------- ------------------ -------------
Over $2 billion              1.10%                         0.90%
---------------------------- ----------------------------- ------------------ -------------
                                            `

Series No. 2

                                    Investor & Advisor          Institutional
Strategy Assets
First $500 million                   1.75%                      1.55%
Next $500 million                    1.40%                      1.20%
Over $1 billion                      1.20%                      1.00%


Series No. 3

                              Investor, A, B, C & R  Institutional
Strategy Assets
First $250 million             1.85%               1.65%
Next $250 million              1.75%               1.55%
Next $500 million              1.50%               1.30%
Over $1 billion                1.25%               1.05%




Series No. 4

                              Investor, A, B,  C &   Institutional
                               R
Strategy Assets
First $1 billion               1.30%               1.10%
Next $1 billion                1.15%               0.95%
Over $2 billion                1.05%               0.85%


Series No. 5

                               Investor             Institutional
Strategy Assets
First $250 million              1.35%                1.15%
Next $250 million               1.25%                1.05%
Next $250 million               1.15%                0.95%
Over $750 million               1.10%                0.90%

Series No. 6

                                Investor             Institutional
Strategy Assets
First $250 million              1.50%                1.30%
Next $250 million               1.40%                1.20%
Next $250 million               1.30%                1.10%
Over $750 million               1.20%                1.00%


Series No. 7

                                             Investor                      Institutional
Strategy Assets
First $250 million                             2.00%                         1.80%
Next $250 million                              1.80%                         1.60%
Over $500 million                              1.60%                         1.40%


Series No. 8

                            Investor
Strategy Assets
First $1 billion              1.50%
Next $1 billion               1.20%
Over $2 billion               1.10%

Series No. 9
                                              Investor, A, B, C & R         Institutional
Strategy Assets
First $1 billion                               1.30%                         1.10%
Next $1 billion                                1.20%                         1.00%
Over $2 billion                                1.10%                         0.90%

Series No. 10
                            Institutional
Strategy Assets
First $1 billion              1.30%
Next $1 billion               1.00%
Over $2 billion               0.90%

Series No. 11
                           Institutional
Strategy Assets
First $250 million             1.65%
Next $250 million              1.55%
Next $500 million              1.30%
Over $1 billion                1.05%


Series Number:  1
For the period ending 05/31/2008


72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)

         Investor Class                 16,397
         Institutional Class               742
         2.Dividends for a second class of open-end company shares


         A Class                       1,249
         B Class                           -
         C Class                           -
         R Class                           8

73A) 1. Dividends from net investment income
         Investor Class             $0.1075
         Institutional Class        $0.1412
          2. Dividends for a second class of open-end company shares

         A Class             $0.0655
         B Class                   -
         C Class                   -
         R Class             $0.0234

72EE)   Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class           119,742
         Institutional Class        4,054
         A Class                   14,779
         B Class                      176
         C Class                      400
         R Class                      233


73B)  Capital  gains
         Investor Class             $0.7873
         Institutional Class        $0.7873
         A Class                    $0.7873
         B Class                    $0.7873
         C Class                    $0.7873
         R Class                    $0.7873

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class            151,651
         Institutional Class         5,515
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                   19,894
         B Class                      208
         C Class                      526
         R Class                      423

77V.     1. Net asset value per share (to nearest cent)
         Investor Class    $13.54
         Institutional Class        $13.56
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         A Class           $13.52
         B Class           $13.39
         C Class           $13.32
         R Class           $13.54

Series Number:  2
For the period ending 05/31/2008

72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)

         Investor Class              6,357
         Institutional Class           874
         2.Dividends for a second class of open-end company shares

         Advisor Class                   7


73A) 1. Dividends from net investment income
         Investor Class             $0.0635
         Institutional Class        $0.1037
          2. Dividends for a second class of open-end company shares

         Advisor Class              $0.0132

72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class               349,844
         Institutional Class           32,916
         2.Dividends for a second class of open-end company shares

         Advisor Class                1,442

73B) 1. Dividends from capital gains
         Investor Class             $4.0491
         Institutional Class        $4.0491
          2. Dividends for a second class of open-end company shares

         Advisor Class              $4.0491


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class          122,784
         Institutional Class       11,061
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class               1,426


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $13.33
         Institutional Class        $13.48
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $13.07

Series Number:  3
For the period ending 05/31/2008

72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)

         Investor Class            8,696
         Institutional Class         739

         2.Dividends for a second class of open-end company shares

         A Class                        227
         B Class                          -
         C Class                          -
         R Class                          -

73A) 1. Dividends from net investment income
         Investor Class             $0.1027
         Institutional Class        $0.1265

          2. Dividends for a second class of open-end company shares

         A Class                    $0.0729
         B Class                          -
         C Class                    $0.0285
         R Class                    $0.0432

72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class               112,167
         Institutional Class            7,841

         2.Dividends for a second class of open-end company shares

         A Class                      4,290
         B Class                         18
         C Class                      1,036
         R Class                          4

73B) 1. Dividends from capital gains
         Investor Class             $1.309
         Institutional Class        $1.309

          2. Dividends for a second class of open-end company shares

         A Class                   $1.309
         B Class                   $1.309
         C Class                   $1.2927
         R Class                   $1.309


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             90,397
         Institutional Class         6,978

         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                  4,467
         B Class                     23
         C Class                    964
         R Class                     21

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.50
         Institutional Class        $10.70

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class           $10.24
         B Class           $10.55
         C Class           $10.01
         R Class           $10.52


Series Number:  4
For the period ending 05/31/2008


72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class                 79,511
         Institutional Class             2,838

         2.Dividends for a second class of open-end company shares

         A Class               3,126
         B Class                 116
         C Class                 473
         R Class                  56

73B) 1. Dividends from capital gains
         Investor Class             $1.4513
         Institutional Class        $1.4513
         A Class                    $1.4513
         B Class                    $1.4513
         C Class                    $1.4513
         R Class                    $1.4513

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                  43,280
         Institutional Class              4,509
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)


         A Class                  2,393
         B Class                     84
         C Class                    352
         R Class                     38

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.36
         Institutional Class        $10.47

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class           $10.21
         B Class           $10.12
         C Class           $ 9.79
         R Class           $10.27

Series Number:  5
For the period ending 05/31/2008

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                  15,635
         Institutional Class                381
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)



77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.58
         Institutional Class        $5.60

Series Number:  6
For the period ending 05/31/2008

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                 4,718
         Institutional Class              211

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $23.63
         Institutional Class        $24.03

Series Number:  9
For the period ending 05/31/2008

72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class                      67
         Institutional Class              1,020
         2.Dividends for a second class of open-end company shares

         A Class                            452
         B Class                             45
         C Class                              3
         R Class                              3

73A) 1. Dividends from net investment income
         Investor Class             $0.2361
         Institutional Class        $0.2585

          2. Dividends for a second class of open-end company shares

         A Class           $0.2082
         B Class           $0.1244
         C Class           $0.1244
         R Class           $0.1803


72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class                 243
         Institutional Class          3,150

         2.Dividends for a second class of open-end company shares

         A Class                   1,755
         B Class                     284
         C Class                      21
         R Class                      14

73B) 1. Dividends from capital gains
         Investor Class          $0.7796
         Institutional Class     $0.7796
         A Class                 $0.7796
         B Class                 $0.7796
         C Class                 $0.7796
         R Class                 $0.7796


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                    416
         Institutional Class             4,383
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)


         A Class                 2,769
         B Class                   339
         C Class                    57
         R Class                    17

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $9.69
         Institutional Class        $9.69

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         A Class           $9.71
         B Class           $9.45
         C Class           $9.64
         R Class           $9.66